UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 3, 2005
                Date of Report (Date of earliest event reported)

                          ABRAXAS PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

 Nevada                              0-19118                  74-2584033
(State or other jurisdiction of     (Commission            (IRS Employer
 incorporation)                      File Number)           Identification No.)


                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788

   (Address of principal executive offices and Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

     On February 28, 2005, Abraxas Petroleum Corporation substantially divested its investment in Grey Wolf Exploration, Inc. Pursuant to an Underwriting
Agreement, the underwriters purchased 17,800,000 common shares of Grey Wolf capital stock from Grey Wolf (the "Treasury Shares"), and 9,100,000 shares of Grey Wolf common stock owned by Abraxas (the "Secondary Shares") from Abraxas at a purchase price of CDN $2.80 per share.

     Abraxas also granted to the underwriters an over-allotment option to purchase from Abraxas, at the underwriters' election, up to an additional
3,902,360 shares of Grey Wolf common stock held by Abraxas (the "Option Shares"). The over-allotment option may be exercised in whole or in part at any one time prior to 5:00 p.m., Calgary time, on the day that is thirty calendar days after the closing date for the IPO. Grey Wolf utilized the proceeds from the sale of the Treasury Shares to re-pay and terminate its $35 million term loan and re-pay $1 million in inter-company debt to Abraxas. Abraxas utilized the $1million received from Grey Wolf and the proceeds received from the sale of the Secondary Shares to re-pay outstanding debt under its $25 million bridge loan. After consummation of the offering, Abraxas' remaining debt under the bridge loan was $5.4 million, before the sale of the 3,902,360 Option Shares.


Item 9.01 Financial Statements and Exhibits

         (b) Pro forma financial information



                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The pro forma financial data presented below is unaudited and has been derived from our consolidated financial statements and from unaudited historical and pro forma consolidated financial data. The pro forma financial information presented below for the year ended December 31, 2003 and for the nine months ended September 30, 2004 reflects consolidated statement of operations data relating to Abraxas and gives effect to:

     o   the exclusion of Grey Wolf from Abraxas' statement of operations;

     o   the consummation of the October 2004 financial restructuring; and

     o   the exclusion of the January 2003 financial restructuring.

     The pro forma condensed balance sheet reflects the consolidated balance sheet data relating to Abraxas and gives effect to:

     o the exclusion of balance sheet data relating to Grey Wolf as of September 30, 2004.

     o the impact of the Grey Wolf IPO on February 28, 2005 including the effect of the sale of the 3,902,360 Option Shares.

     Grey Wolf, through which we conducted our Canadian operations and held our properties and assets located in Canada, is excluded from the pro forma results due to the consummation of Grey Wolf's initial public offering on February 28, 2005. Approximately 87% of the Company's investment in Grey Wolf was divested and the Company plans to divest the remaining 13% of its investment over the next several months. The accompanying pro forma financial information is presented as if the Secondary Shares and the Option Shares (representing 100% of Abraxas' investment in Grey Wolf) has been divested.

     The pro forma information set forth below is not necessarily indicative of the results that actually would have been achieved if the Grey Wolf operations had not been part of Abraxas' operations or the refinancing had been consummated as of the dates indicated.


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


              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                               For the Year Ended
                               December 31, 2003

                                            Historical
                                              Abraxas
                                             Petroleum                          Financing
                                            Corporation      Grey Wolf         Transaction          Pro Forma
                                           --------------   -------------      -------------       -------------
                                                        (dollars in thousands, except per share data)
Revenues:
  Oil and gas production revenues......        $38,105          $(8,395)  (1)  $        --            $29,710
  Gas processing revenues..............            133             (133)  (1)           --                 --
  Rig revenues.........................            663                --                --                663
  Other................................            118             (111)  (1)           --                  7
                                           --------------   -------------      -------------       -------------
         Total revenues................         39,019           (8,639)                               30,380

Operating costs and expenses:
  Lease operating and production taxes.          9,599           (1,257)  (1)           --              8,342
  Depreciation, depletion and
    Amortization....................            10,803           (3,195)  (1)           --              7,608
  Rig operations.......................            609                --                --                609
  General and administrative...........          5,360           (1,365)  (1)           --              3,995
  Stock-based compensation.............          1,106                --                --              1,106
                                           --------------   -------------      -------------       -------------
         Total operating expenses......         27,477           (5,817)                --             21,660
                                           --------------   -------------      -------------       -------------
Operating income (loss)................         11,542           (2,822)                                8,720
Other (income) expense:                                                                 --
  Interest income......................            (30)               --                --                (30)
  Amortization of deferred                                                                   (2)
    financing fees..................             1,678              (48)  (1)      (1,630)   (2)        2,260
                                                                                    2,260
                                                                                  (16,323)   (3)
  Interest expense....................          16,955             (632)  (1)      15,150    (3)       15,150
Financing costs........................          4,406                --                --              4,406 (4)
Gain of sale of foreign subsidiary.....        (68,933)               --                --            (68,933)
Other..................................            774             (674)  (1)           --                100
                                           --------------   -------------      -------------       -------------
Income (loss) from operations before            56,692           (1,468)              543              55,767
  income tax...........................
Income tax expense (benefit):..........            377             (377)  (1)           --                 --
Cumulative effect of accounting change.            395                --                --                395
                                           --------------   -------------      -------------       -------------
Net income.............................        $55,920          $(1,091)          $   543             $55,372
                                           ==============   =============      =============       =============


Weighted average common shares:
    Basic..............................     35,364,363                                             35,364,363
                                           --------------                                          -------------
    Diluted............................     36,076,291                                             36,076,291
                                           --------------                                          -------------

Net income per share:
    Basic..............................     $    1.58                                               $    1.57
                                           --------------                                          -------------
    Diluted............................     $    1.55                                               $    1.54
                                           --------------                                          -------------

--------------

See notes to unaudited pro forma financial information.



              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 2004

                                           Historical
                                             Abraxas
                                            Petroleum                             Financing
                                           Corporation        Grey Wolf          Transaction          Pro Forma
                                          --------------    ---------------     ---------------     --------------
                                                      (dollars in thousands, except per share data)
 Revenues:
 Oil and gas production revenues                $34,249          $(10,075)  (1)   $        --            $24,174
 Rig revenues.................                      518                 --                 --                518
 Other........................                      218              (209)  (1)            --                  9
                                          --------------    ---------------     ---------------     ------------
          Total revenues......                   34,985           (10,284)                 --             24,701
 Operating costs and expenses:
 Lease operating and production taxes             9,318            (2,602)  (1)            --              6,716
 Depreciation, depletion and
      Amortization............                    9,398            (3,996)  (1)            --              5,402
 Rig operation................                      442                 --                 --                442
 General and administrative...                    4,813            (1,054)  (1)            --              3,759
 Stock-based compensation.....                    1,122                 --                 --              1,122
                                          --------------    ---------------     ---------------     ------------
          Total operating expenses               25,093            (7,652)                 --             17,441
                                          --------------    ---------------     ---------------     ------------
 Operating income (loss)......                    9,892            (2,632)                 --              7,260
 Other (income) expense:
 Interest income..............                     (12)                (5)  (1)            --                 (7)
                                                                                     (13,416)   (3)
 Interest expense.............                   13,700              (284)  (1)       11,363    (3)      11,363
 Amortization of deferred                                                             (1,380)   (2)
      financing fees..........                    1,380                 --             1,695    (2)        1,695
 Financing cost...............                    1,641                 --                 --              1,641
 Other........................                       11                 --                 --                 11
                                          --------------    ---------------     ---------------     ------------
 Net income  (loss)...........                 $(6,828)         $  (2,353)         $   1,738            $(7,443)

 Weighted average common shares:
 Basic........................               36,164,268                                              36,164,268
                                          --------------                                            ------------
 Diluted......................               36,164,268                                              36,164,268
                                          --------------                                            ------------

 Net loss per share:
 Basic........................                  $(0.19)                                                 $ (0.21)
                                          --------------                                            ------------
 Diluted......................                  $(0.19)                                                 $ (0.21)
                                          --------------                                            ------------

See notes to unaudited pro forma financial information.



                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                            As of September 30, 2004

                                    Historical
                                      Abraxas
                                     Petroleum          Financing          Grey Wolf -          Grey Wolf
                                    Corporation        Transaction         Exploration             IPO              Pro Forma
Assets:

Cash.........................      $     3,601       $        --          $         (707)   (1) $        --       $         2,894
Accounts receivable..........            4,804                --                    (859)   (1)          --                 3,947
Other........................            1,282                --                    (212)                --                 1,070
                                   --------------    ----------------     --------------       -------------      ---------------
Total current assets.........            9,687                --                  (1,776)                --                 7,911

Net property and equipment...          114,233                --                 (38,745)   (1)          --                75,488
                                                         (4,853)      (2)
Deferred financing fees......            4,853           11,300       (2)             --            (1,683)     (7)         9,617
Other assets.................              294                --                       --                 --                  294
                                   --------------    ----------------     ---------------       -------------     ---------------
Total assets.................      $    129,067      $      6,447         $      (40,521)       $   (1,683)       $        93,310
                                   ==============    ================     ===============       =============     ===============

Liabilities and stockholders
equity(deficit):

Current Liabilities:
Accounts payable.............      $     5,820       $        --                  (1,988)   (1) $        --       $         3,832
Other current liabilities....            7,354           (5,492)      (3)             --                 --                 1,862
                                   --------------    ----------------     --------------       -------------      ---------------
Total current liabilities....           13,174           (5,492)                  (1,988)                --                 5,694

Long-term debt:
Secured notes due 2007.......          143,154         (143,154)      (4)             --                 --                     --
Existing credit facility.....           47,362          (47,362)      (4)             --                 --                     --
New notes due 2009...........               --          125,000       (4)             --            (3,000)   (6)         122,000
Bridge facility..............               --           25,000       (4)             --           (25,000)   (6)              --
                                   --------------    ----------------     --------------       -------------      ---------------
Total.............................     190,516          (40,516)                      --           (28,000)               122,000

Other liabilities............            1,764               --                     (898)   (1)         --                    866

Stockholders' equity (deficit):
Common stock.................              364               --                       --                 --                   364
Additional paid-in capital...          143,076           35,000       (5)       (33,813)   (1)           --               144,263
Accumulated deficit..........         (220,527)          17,455                  (2,573)   (1)     26,317    (6)         (179,328)
Accumulated other
      comprehensive
      income adjustment......            1,249               --                  (1,249)   (1)          --                     --
Treasury stock...............             (549)              --                      --                 --                  (549)
                                   --------------    ----------------     --------------       -------------      ---------------
Total stockholders' equity
   (deficit)                       $   (76,387)      $   52,455            $    (37,635)       $   26,317                 (35,250)
                                   --------------    ----------------     --------------       -------------      ---------------
Total liabilities and
        stockholders' equity
        (deficit)............      $   129,067       $    6,447            $    (40,521)       $   (1,683)        $        93,310
                                   ==============    ================     ==============       =============      ===============
--------------

See notes to unaudited pro forma financial information.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

Notes  to  the  Unaudited  Pro  Forma  Condensed   Consolidated   Statements  of
Operations:

     1. Adjust for Grey Wolf operations for the year ended December 31, 2003 and nine months ended September 30, 2004.

     2. Reverse recorded amortization of deferred financing fees associated with retired debt and record amortization of deferred financing fees related to the new debt. The amortization period for the deferred financing fees related to the transaction is 60 months.

     3. Reverse recorded interest expense associated with retired debt and record interest expense on new debt, interest on the notes is calculated at an assumed annual rate of 9.72%. Interest on the Bridge Facility is calculated at an assumed annual rate of 12.0%.

     4. Financing costs relate to debt retired with this transaction. Had the described transaction actually occurred at the beginning of the period presented, these costs would not have been incurred.

     There is no current deferred income tax expense reflected in the pro forma statements due to net operating loss carryforwards.

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet:

     1.  Remove balance sheet of Grey Wolf at September 30, 2004.

     2. Reverse deferred financing fees related to retired debt and record deferred financing fees related to new debt. Deferred financing fees related to the retired debt were charged to expenses as of October 28, 2004.

     3.  Remove accrued interest related to retired debt

     4.  Remove retired debt and record notes and bridge facility.

     5.  Record dividend distribution from Grey Wolf.

     6. Proceeds to Abraxas from the Grey Wolf IPO, assuming the sale of the secondary shares and the option shares, utilized to reduce existing debt.

     7.  Remove deferred financing fees related to reduced debt.

(c)      Exhibits

10.1 Underwriting Agreement dated February 18, 2005 among Grey Wolf Exploration Inc., an Alberta corporation, Abraxas Petroleum Corporation, CIBC World Markets Inc., BMO Nesbitt Burns Inc., GMP Securities Ltd., and Canaccord Capital Corporation.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Abraxas Petroleum Corporation


                            By: ______________________________________________
                                Chris Williford
                                Executive Vice President, Chief Financial
                                Officer and Treasurer
Dated:  March 3, 2005